Virtus NFJ Emerging Markets Value Fund (the “Fund”),

a series of Virtus Strategy Trust

Supplement dated August 26, 2025, to the Summary Prospectus and the

Virtus Strategy Trust Statutory Prospectus (collectively, the “Prospectuses”)

and Statement of Additional Information (“SAI”)

each dated January 28, 2025, as supplemented

Important Notice to Investors

Effective August 22, 2025, Thomas W. Oliver, CFA, CPA, is no longer a portfolio manager of the Fund. The Fund’s other portfolio managers will continue to manage the Fund, and there will be no change to the investment process for the Fund in connection with Mr. Oliver’s departure.

The Fund’s Prospectuses and SAI are hereby amended to remove all references to Mr. Oliver.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VST 8060/NFJ EM Value PM Announcement (8/2025)